                                                                     EXHIBIT 4.4



     NUMBER                                                        SHARES
PA

SERIES A CONVERTIBLE [BOLDER TECHNOLOGIES CORPORATION LOGO] SERIES A CONVERTIBLE
  PREFERRED STOCK                                              PREFERRED STOCK

 INCORPORATED UNDER THE                                        SEE REVERSE FOR
LAWS OF THE STATE OF DELAWARE                                CERTAIN DEFINITIONS
                                                              CUSIP 097519 20 1



THIS CERTIFIES THAT


                                   SPECIMEN

is the record holder of

     FULLY PAID AND NONASSESSABLE SHARES OF SERIES A CONVERTIBLE PREFERRED
                      STOCK, $.001 PAR VALUE PER SHARE, OF

                        BOLDER TECHNOLOGIES CORPORATION

transferable on the books of the Corporation in person or by duly authorized attorney on surrender of this certificate properly endorsed. This certificate shall not be valid until countersigned and registered by the Transfer Agent and Registrar.

  WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.

Dated:
        /s/ JOSEPH F. FOJTASEK
        SECRETARY


                              [SEAL]


        /s/ DANIEL S. LANKFORD
        PRESIDENT

                                    COUNTERSIGNED AND REGISTERED:
                                       AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                    TRANSFER AGENT AND REGISTRAR

                                    BY

                                                            AUTHORIZED SIGNATURE

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued, is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co.
or to such other entity as is requested by an authorized representative of
DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

     THE SHARES EVIDENCED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT, AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER, (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES
ACT); (2) AGREES THAT IT WILL NOT PRIOR TO THE DATE THAT IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE OF THE SHARES EVIDENCED HEREBY AND THE LAST DATE ON WHICH BOLDER TECHNOLOGIES CORPORATION (THE "COMPANY") OR ANY "AFFILIATE" (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY WAS THE OWNER OF THE SHARES (THE "RESTRICTION TERMINATION DATE") RESELL OR OTHERWISE TRANSFER THE SHARES EVIDENCED HEREBY OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH SHARES EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO AMERICAN STOCK TRANSFER & TRUST COMPANY, AS TRANSFER AGENT, A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SHARES EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE OR A SUCCESSOR TRUSTEE, AS APPLICABLE), (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT,
(E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER); AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SHARES EVIDENCED HEREBY ARE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE SHARES EVIDENCED HEREBY BEFORE THE RESTRICTION TERMINATION DATE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THESE SHARES TO AMERICAN STOCK TRANSFER & TRUST COMPANY, AS TRANSFER AGENT (OR A SUCCESSOR TRANSFER AGENT, AS APPLICABLE). IF THE PROPOSED TRANSFER IS PURSUANT TO CLAUSES (C), (D) OR (E) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO AMERICAN STOCK TRANSFER & TRUST COMPANY, AS TRANSFER AGENT, SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON ANY TRANSFER OF THE SHARES EVIDENCED HEREBY UPON THE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

     The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such request shall be made to the Corporation's Secretary at the principal office of the Corporation.

  KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

                        NOTICE OF ELECTION TO CONVERT
                       (CONVERTIBLE INTO COMMON STOCK)

               The undersigned hereby irrevocably elects to convert
                                                                                                           FOR

--------------------------------------------------------------------shares                              CONVERSION
of Series A Cumulative Convertible Preferred Stock, represented by the
within certificate into shares of Common Stock of BOLDER                                                   USE
TECHNOLOGIES CORPORATION (as such shares may be constituted on the conversion
date) in accordance with the provisions of the Certificate                                                 ONLY
of Incorporation, as amended, of the Corporation.

Dated-------------------------------------

                                             -----------------------------------
                                                        Signature


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common                                        UNIF GIFT MIN ACT        Custodian
     TEN ENT - as tenants by the                                                            ------           ----------
               entireties                                                                       (Cust)             (Minor)
     JT TEN -  as joint tenants with                                                       under Uniform Gifts to Minors
               right of survivorship
               and not as tenants                                                               Act
               in common                                                                            ------------------
                                                                                                     (State)

                                                                           UNIF TRF MIN ACT        Custodian (until age     )
                                                                                            ------                     -----
                                                                                            (Cust)

                                                                                                     under Uniform Transfers
                                                                                            --------
                                                                                            (Minor)

                                                                                            to Minors Act
                                                                                                          -------------
                                                                                                            (State)

     Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED,                hereby sell, assign and transfer unto
                        ----------------

     PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE
        [                         ]


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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                      Shares
----------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                    Attorney
--------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

  Dated
        ---------------------------------

                                  X  -------------------------------------------


                                  X  -------------------------------------------

                             NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                     MUST CORRESPOND WITH THE NAME(S) AS
                                     WRITTEN UPON THE FACE OF THE
                                     CERTIFICATE IN EVERY PARTICULAR,
                                     WITHOUT ALTERATION OR ENLARGEMENT
                                     OR ANY CHANGE WHATEVER.

  Signature(s) Guaranteed


  By  --------------------------------------
      THE SIGNATURE(S) SHOULD BE GUARANTEED
      BY AN ELIGIBLE GUARANTOR INSTITUTION
      (BANKS, STOCKBROKERS, SAVINGS AND LOAN
      ASSOCIATIONS AND CREDIT UNIONS WITH
      MEMBERSHIP IN AN APPROVED SIGNATURE
      GUARANTEE MEDALLION PROGRAM), PURSUANT
      TO S.E.C. RULE 17Ad-15.